

The LGL Group, Inc.

(NYSE MKT: LGL)

Q1 2014 Earnings Report

May 13, 2014 – 10:00 a.m. ET

Safe Harbor Statement

This document includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations. These risks and uncertainties are described in more detail in The LGL Group’s filings with the Securities and Exchange Commission.

In addition, non-GAAP financial measures may be presented. Management believes the non-GAAP financial information provided is useful to investors’ understanding and assessment of our ongoing core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in evaluating and operating the business internally and as such has determined that it is important to provide this information to investors.

Publicly traded global corporation

Formed in 1917

IPO in 1946

MtronPTI subsidiary 1965

$25 million	TTM annual revenue Mar 31, 2014
$7.6 million	cash and cash equivalents Mar 31, 2014
Revenue mix	47% outside the U.S.
$4.75	Stock price May 12, 2014
$6.52	52-week high
$12.3 million	market capitalization May 12, 2014
$2.1 billion	total annual worldwide market

Investment Highlights

LGL's subsidiary – MtronPTI, serves large B2B OEM clients that provide solutions to: Internet Communications Technology, and Aerospace and Defense

Balanced Demand	• 65% Aerospace and Defense (Aero/Defense) • 35% Internet Communications Technology (ICT)
High Value IP	• Crystal technology remains core to precision timing • Low noise oscillator technology • High frequency filter capability – RF and Microwave
Enabling Platform	• Global footprint – multiple US sites, international sales and integrated supply • India manufacturing provides low cost, even for high performance product
Strong Margins	• Margin protection – high performance/high value/high reliability/harsh environment applications • Long product life cycles with repeat revenue streams • Experienced supplier management drives lower cost structure
Growth Opportunities	• Long-standing relationships with industry leaders (across all markets) • Share gain opportunities with new product development and OEM supply base consolidation

Q1 2014 Operating Environment

Completed acquisition of filter product line from Trilithic – *converted open orders and began shipping during Q1 2014, immediately accretive*

Realizing the benefit of restructuring – *$0.3 million reduction in engineering, selling and admin. expenses vs. Q1 2013*

Positive book to bill, improved backlog compared to Q4 2013 – *third quarter in a row with positive book to bill*

Positioned for improved results in H2 2014 – *better cost structure, new products, favorable bookings trend*

Over the last three years, we've been investing to reposition the Company for long-term value creation by:

– Committing to organic R&D projects to revitalize our IP
  software-defined radio (tunable filter); avionics, low phase noise radar (high reliability, high performance timing)

– Investing Infrastructure investment to realize operating efficiencies
  supply chain restructuring to improve variable costs;
  ERP investment to facilitate operational restructuring

– Acquiring technology to expand portfolio and add customers
  acquisition of Trilithic filter product line

We're transforming the product portfolio toward longer product life cycles, enhancing capability integration and improving margins.

Q1 2014 Financial Results

$6.1M Revenue
sequentially up 6.8% vs. Q4 2013
down 17.6% vs. Q1 2013

26.0% Gross Margin
sequentially up (3.9% points) vs. Q4 2013 on increased revenue
down 6.5% points vs. Q1 2013

($0.31) Net Loss Per Share
sequentially less vs. ($0.50) at Q4 2013

$9.1M Backlog at end of Q1 2014
sequentially up 5.8% vs. Q4 2013

(7.8%) Adjusted EBITDA as % of revenue
sequentially improved 6.7% points vs. Q4 2013

Financial Snapshot



Quarterly Income Statement Trends
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
(20.0%)
(40.0%)
$9.7
$9.6
$7.4
$7.2
$7.6
$7.3
$7.6
$7.4
$7.0
$6.1
$5.7
$6.1
31.8%
28.0%
27.9%
22.3%
26.5%
24.5%
30.7%
32.5%
25.7%
22.4%
22.1%
26.0%
8.7%
4.4%
-0.8%
-8.0%
-0.1%
-2.0%
2.6%
1.0%
-6.1%
-13.2%
-14.5%
-7.8%
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Revenue
Gross Margin
Adjusted EBITDA

Capital Position as of:	3/31/2014	12/31/2013
Total Assets	$ 20.8M	$ 21.3M
Net Working Capital	11.3M	12.4M
Cash-Adjusted Working Capital	5.9M	5.9M
Cash and Cash Equivalents	7.6M	8.7M
Total Debt	1.4M	1.2M
Shareholders' Equity	16.M	16.8M

- Cash and cash equivalents of **$2.93 per share** at 3/31/2014
- Cash-adjusted working capital of **$2.27 per share** at 3/31/2014
- Book value of **$6.18 per share** at 3/31/2014

Positioned for Growth

Capital position strong
organic investments (client service, new IP, capacity, capabilities), flexibility to invest in joint venture/M&A opps

Key components in major clients' systems
very "sticky" with high switching costs

R&D investments in target markets
software-defined radio, low noise radar, harsh environment timing

Strong position in Commercial Avionics
Industry experiencing double digit growth



Order Backlog
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$12.1
$9.1
$8.6
$8.9
$9.5
$8.7
$8.7
$8.4
$9.1
$8.4
$8.6
$9.1
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
+5.8%

Working Toward Growth

– Price compression in ICT and reduced demand impacting financial results
– Volume and one-time variable costs (Trilithic) challenged gross margins in Q1 2014

+ **Strong new product revenue stream across core business, impact from Trilithic**
+ **Improved cost structure post-restructuring**
+ **Solid working capital position**

Growth Drivers

⇨ **Organic growth from new products:** software-defined radio, avionics

⇨ **Share gains with Aero/Defense clients**

⇨ **India sales opportunities/operations investments**

⇨ **IP investments leading toward capability integration in RF and microwave**

⇨ Acquisitions/joint ventures

Strategy for Growth

Our strategy is clear:

Revitalize	*our intellectual property and product roadmap through organic development and acquisitions/joint ventures*
Leverage	*our core strength as an engineering leader to expand client access, add new capabilities, diversify product offerings*
Focus	*investments to differentiate and broaden MtronPTI's RF/microwave portfolio*

We're transforming our product portfolio towards:

longer life cycles **higher competitive barriers** **better margins**

Investment Considerations

Strong capital position

Experienced management team

JV/M&A opportunities

Trading at 0.8x book value

~50 years experience

Blue chip clients

Diverse markets

World–class team

Quality certified, low cost worldwide manufacturing

Industry leading technology, reliability, convenience, support









Contacts

Visit us:

www.lglgroup.com
www.mtronpti.com

Contact us:

Greg Anderson, President and CEO
(e-mail: ganderson@lglgroup.com)

LaDuane Clifton, CFO
(e-mail: lclifton@lglgroup.com)

Voice: (407) 298-2000

GAAP to Non-GAAP Reconciliation

Reconciliation of earnings before taxes (GAAP) to Adjusted EBITDA (non-GAAP)

(000's except percentages)	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Revenue	$ 9,646	$ 9,629	$ 7,387	$ 7,174	$ 7,582	$ 7,307	$ 7,643	$ 7,398	$ 6,965	$ 6,098	$ 5,740	$ 6,131
Earnings (loss) before taxes (GAAP)	540	91	(444)	(859)	(326)	(461)	(198)	(296)	(829)	(1,199)	(1,947)	(809)
Add: interest expense (income)	29	41	27	27	28	23	11	19	10	4	31	8
Add: depreciation and amortization	190	208	199	169	204	203	229	240	248	254	248	235
Add: stock-based compensation	84	84	161	89	89	92	158	110	143	135	187	90
Add: restructuring charges											648	
Adjusted EBITDA (Non-GAAP)	$ 843	$ 424	$ (57)	$ (574)	$ (5)	$ (143)	$ 200	$ 73	$ (428)	$ (806)	$ (833)	$ (476)
Adjusted EBITDA as % of revenue	8.7%	4.4%	-0.8%	-8.0%	-0.1%	-2.0%	2.6%	1.0%	-6.1%	-13.2%	-14.5%	-7.8%

Computation of adjusted working capital

(000's)	12/31/2013	3/31/2014
Accounts receivable, net	$ 3,237	$ 3,771
Inventory, net	4,629	4,379
Less: accounts payable	(1,978)	(2,254)
Adjusted working capital	$ 5,888	$ 5,896

Computation of adjusted pre-tax loss

(000's)	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Net loss	$ (215)	$ (314)	$ (198)	$ (83)	$ (4,964)	$ (1,199)	$ (1,973)	$ (809)
Add: income tax provision	(111)	(147)	-	(213)	4,135	-	26	-
Add: restructuring charges							648	-
Adjusted pre-tax loss	$ (326)	$ (461)	$ (198)	$ (296)	$ (829)	$ (1,199)	$ (1,299)	$ (809)
Weighted avg. shares OS	2,599,866	2,593,760	2,586,181	2,598,144	2,600,329	2,595,385	2,585,729	2,594,784
Adjusted pre-tax loss/sh	$ (0.13)	$ (0.18)	$ (0.08)	$ (0.11)	$ (0.32)	$ (0.46)	$ (0.50)	$ (0.31)

The Company uses non-GAAP additional measures of operating results, net earnings and earnings per share adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core business segment operational results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings or diluted earnings per share prepared in accordance with generally accepted accounting principles in the United States.